Exhibit 99.1

AT VITAL IMAGES:	AT PADILLA SPEER BEARDSLEY:
Peter J. Goepfrich	Nancy A. Johnson, (612) 455-1745
Chief Financial Officer	Marian Briggs, (612) 455-1742
(952) 487-9500	njohnson@psbpr.com/mbriggs@psbpr.com
www.vitalimages.com

FOR IMMEDIATE RELEASE

Vital Images Announces 2009 Fourth Quarter Sequential Revenue Growth and Full-Year Results

Minneapolis, February 17, 2010 — Vital Images, Inc. (NASDAQ: VTAL), a leading provider of advanced visualization and analysis solutions, today reported financial results for the fourth quarter ended December 31, 2009. Fourth quarter revenue was $15.8 million, compared to $17.4 million for the fourth quarter of 2008. For full-year 2009, revenue was $58.2 million, compared to $68.1 million in 2008.

Fourth quarter net loss was $630,000, or $(0.04) per diluted share, compared to a net loss of $386,000, or $(0.03) per diluted share, for the fourth quarter of 2008. For full-year 2009, net loss was $21.3 million, or $(1.48) per diluted share, which included $18.1 million of non-cash charges in the second quarter representing $(1.27) per diluted share, compared to a net loss of $2.8 million, or $(0.17) per diluted share, in 2008.

Fourth quarter adjusted EBITDA (a non-GAAP measure) was $1.0 million, compared to $1.2 million for the fourth quarter of 2008. For full-year 2009, adjusted EBITDA was $4.3 million, compared to $1.8 million in 2008.

The company’s total cash and investments were $142.2 million as of December 31, 2009, compared to $140.3 million as of September 30, 2009.

Michael H. Carrel, Vital Images president and chief executive officer, said, “The fourth quarter was our second quarter of sequential revenue growth, and we are cautiously optimistic that our markets are improving. During the quarter, we grew our enterprise customer base, delivered and deployed significant product enhancements both clinically and for the enterprise, and established a strategic partnership with Medtronic whereby they will use our software as part of their new 3D Recon service for endovascular treatment of aortic aneurysms.”

Carrel continued, “In 2010, we will continue our strategic investments in research and development, services, and diversifying our revenue base, as we plan for revenue growth and improved profitability.”

Cash Tender Offer for Employee Stock Options

In an effort to reduce stock option overhang, the company also announced that its board of directors approved a cash tender offer for certain employee stock options. The tender offer is planned to commence soon and expire, unless otherwise extended by the company in its sole discretion, 20 business days after its commencement. The tender offer applies to outstanding stock options held by employees with an exercise price equal to or greater than $25.00 per share. The price to be offered for each eligible stock option is expected to be a discount to its Black-

Scholes fair value. The company’s management may participate in this offer, but members of the company’s board of directors may not.  As of February 16, 2010, there were approximately 406,000 eligible options. If all eligible options are tendered and accepted in the offer, the aggregate cash purchase price would be approximately $225,000 as of today.

As a result of the tender offer, the company will incur an equity-based compensation charge of up to $760,000, consisting of the remaining unamortized equity-based compensation expense associated with the eligible options tendered in the offer. This charge would be reflected in the financial results of the fiscal quarter in which the offer is completed, currently anticipated to be the first quarter of 2010.

The tender offer is subject to a number of other terms and conditions that will be set forth in the offering documents. Neither the company’s management nor its board of directors makes any recommendation in connection with the tender offer.

Important Statement Regarding Proposed Tender Offer

The tender offer for certain company employee stock options described above has not commenced. When the tender offer begins, the company will provide option holders who are eligible to participate with written materials explaining the precise terms and timing of the tender offer. Persons who are eligible to participate in the tender offer should read these written materials carefully when they become available because they will contain important information about the offer. The company will also file these written materials with the Securities and Exchange Commission as part of a tender offer statement upon commencement of the tender offer. The company’s option holders will be able to obtain these written materials and other documents filed by the company with the Securities and Exchange Commission free of charge at www.sec.gov. In addition, the company’s option holders may obtain free copies of the tender offer documents, when available, by contacting Vital Images by email at information@vitalimages.com or telephone at 952-487-9500.

Non-GAAP Information

To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, the company uses adjusted EBITDA (a non-GAAP measure), which excludes certain items presented under GAAP. The company uses adjusted EBITDA to develop budgets, to assess its operating performance, to increase comparability among different periods and to serve as a measurement for incentive compensation. The company uses adjusted EBITDA even though it is not probable that the financial impact of excluded amounts will be immaterial in the future. Additionally, amounts excluded from adjusted EBITDA are managed by and are the responsibility of the company’s management. The company believes that adjusted EBITDA is useful to investors because it provides supplemental information that allows investors to review the company’s results of operations from the same perspective as management and the company’s board of directors.

The method the company uses to produce non-GAAP measures is not in accordance with GAAP and may not be computed the same as similarly titled measures used by other companies. These non-GAAP results should not be considered in isolation or regarded as a substitute for corresponding GAAP measures but instead should be utilized as a supplemental measure of operating performance in evaluating the company’s business. Non-GAAP measures do have limitations in that they do not reflect certain items that may have a material impact upon the company’s reported financial results. As such, these non-GAAP measures should be viewed in conjunction with both the company’s financial statements prepared in accordance with GAAP and the reconciliation of the supplemental non-GAAP financial measures to the comparable GAAP measures.

Conference Call and Webcast

Vital Images will host a live webcast of its fourth quarter earnings conference call on Thursday, February 18, 2010 at 10:30 a.m. CT. To access this webcast, go to the investors’ portion of the company’s Web site, www.vitalimages.com, and click on the webcast icon. If you wish to listen to an audio replay of the conference call, dial (888) 203-1112 and enter conference call ID # 5759431. The audio replay will be available beginning at 2:00 p.m. CT on Thursday, February 18, 2010 through 5:00 p.m. CT on Thursday, March 4, 2010.

About Vital Images

Vital Images, Inc., headquartered in Minneapolis, is a leading provider of advanced visualization and analysis software solutions. The company’s technology gives radiologists, cardiologists, oncologists and other medical specialists time-saving productivity and communications tools that can be accessed throughout the enterprise and via the Web for easy use in the day-to-day practice of medicine. For more information, visit www.vitalimages.com.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that Act. These statements involve risks and uncertainties which could cause results to differ materially from those projected, including but not limited to dependence on market growth, challenges associated with international expansion, the ability to predict product, customer and geographic sales mix, fluctuations in interest rates, regulatory approvals, the timely introduction, availability and acceptance of new products, the impact of competitive products and pricing, dependence on major customers, the ability to successfully manage operating costs, fluctuations in quarterly results, approval of products for reimbursement and the level of reimbursement, and other factors detailed from time to time in Vital Images’ SEC reports, including its annual report on Form 10-K for the year ended December 31, 2008. Vital Images encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this release. The forward-looking statements made in this release are made only as of the date of this release, and, except as may be required by law, the company undertakes no obligation to update them to reflect subsequent events or circumstances.

Vital Images® and Vitrea® are registered trademarks of Vital Images, Inc. Vital Images disclaims any proprietary interest in the marks and names of others.

Vital Images, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

Revenue:
License fees	$6,583	$8,112	$22,766	$34,290
Maintenance and services	8,511	8,934	33,717	32,436
Hardware	673	392	1,747	1,415
Total revenue	15,767	17,438	58,230	68,141

Cost of revenue:
License fees	1,024	1,577	3,301	4,922
Maintenance and services	2,286	2,477	9,282	10,089
Hardware	625	238	1,622	862
Total cost of revenue	3,935	4,292	14,205	15,873

Gross profit	11,832	13,146	44,025	52,268

Operating expenses:
Sales and marketing *	6,452	6,628	22,579	27,835
Research and development *	4,132	4,617	16,332	20,355
General and administrative *	2,333	3,308	9,978	13,243
Asset impairment	—	—	3,147	—
Restructuring charge	—	660	—	660
Total operating expenses	12,917	15,213	52,036	62,093

Operating loss	(1,085)	(2,067)	(8,011)	(9,825)

Interest income	131	787	1,091	4,643
Loss before income taxes	(954)	(1,280)	(6,920)	(5,182)
Provision (benefit) for income taxes	(324)	(894)	14,332	(2,382)
Net loss	$(630)	$(386)	$(21,252)	$(2,800)

Net loss per share — basic and diluted	$(0.04)	$(0.03)	$(1.48)	$(0.17)

Weighted average common shares outstanding - basic and diluted	14,254	15,025	14,315	16,155

* Certain reclassifications have been made to prior period amounts in order to conform to current period presentation — see Supplemental Financial Information section.

Vital Images, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	December 31,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$120,317	$109,706
Marketable securities	9,673	37,287
Accounts receivable, net	12,196	13,047
Deferred income taxes	—	654
Prepaid expenses and other current assets	2,686	2,179
Total current assets	144,872	162,873
Marketable securities	12,234	—
Property and equipment, net	5,485	11,519
Deferred income taxes	—	13,904
Other intangible assets, net	382	808
Goodwill	9,089	9,089
Total assets	$172,062	$198,193

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,588	$3,792
Accrued compensation	3,574	2,936
Accrued royalties	812	1,057
Other current liabilities	1,364	1,947
Deferred revenue	15,500	17,724
Total current liabilities	23,838	27,456
Deferred revenue	1,033	1,164
Deferred rent	469	882
Total liabilities	25,340	29,502

Stockholders’ equity:
Preferred stock: $0.01 par value; 5,000 shares authorized; none issued or outstanding	—	—
Common stock: $0.01 par value; 40,000 shares authorized; 14,330 issued and outstanding as of December 31, 2009; and 14,673 shares issued and outstanding as of December 31, 2008	143	147
Additional paid-in capital	168,058	168,738
Accumulated deficit	(21,632)	(380)
Accumulated other comprehensive income	153	186
Total stockholders’ equity	146,722	168,691
Total liabilities and stockholders’ equity	$172,062	$198,193

Vital Images, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	For the Year Ended
	December 31,
	2009	2008
Cash flows from operating activities:
Net loss	$(21,252)	$(2,800)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of property and equipment	4,843	4,919
Amortization of identified intangibles	426	1,044
Loss on disposal of assets	111	—
Asset impairment	3,147	—
Provision for doubtful accounts	279	519
Deferred income taxes	14,664	(2,521)
Excess tax benefit from stock transactions	—	(481)
Amortization of discount and accretion of premium on marketable securities	238	(473)
Employee stock-based compensation	3,867	5,007
Amortization of deferred rent	(394)	(375)
Changes in operating assets and liabilities:
Accounts receivable	572	2,396
Prepaid expenses and other assets	(507)	262
Accounts payable	(936)	623
Accrued expenses and other liabilities	(329)	(740)
Deferred revenue	(2,355)	1,201
Net cash provided by operating activities	2,374	8,581

Cash flows from investing activities:
Purchases of property and equipment	(2,335)	(5,434)
Purchases of marketable securities	(21,749)	(76,395)
Proceeds from maturities of marketable securities	36,752	70,002
Proceeds from sale of marketable securities	—	1,581
Net cash provided by (used in) investing activities	12,668	(10,246)

Cash flows from financing activities:
Repurchases of common stock	(6,081)	(38,214)
Proceeds from sale of common stock under stock plans	1,650	2,419
Excess tax benefit from stock transactions	—	481
Net cash used in financing activities	(4,431)	(35,314)

Net increase (decrease) in cash and cash equivalents	10,611	(36,979)
Cash and cash equivalents, beginning of period	109,706	146,685
Cash and cash equivalents, end of period	$120,317	$109,706

Vital Images, Inc.

Supplemental Financial Information

Revenue Summary (dollars in thousands):

	For the Three Months Ended December 31,				For the Year Ended December 31,
	2009		2008		2009		2008
Revenue:
License fees	$6,583		$8,112		$22,766		$34,290
Maintenance and services	8,511		8,934		33,717		32,436
Hardware	673		392		1,747		1,415
Total revenue	$15,767		$17,438		$58,230		$68,141

Revenue by channel and as a percent of total revenue:
Direct and other distributors	$8,071	51%	$8,618	49%	$26,773	46%	$32,867	48%
Toshiba	7,696	49	8,820	51	31,457	54	35,274	52
Total revenue	$15,767	100%	$17,438	100%	$58,230	100%	$68,141	100%

License fee revenue by channel and as a percent of total license fee revenue:
Direct and other distributors	$1,860	28%	$2,871	35%	$4,493	20%	$11,014	32%
Toshiba	4,723	72	5,241	65	18,273	80	23,276	68
Total license fee revenue	$6,583	100%	$8,112	100%	$22,766	100%	$34,290	100%

Maintenance and services revenue by channel and as a percent of total maintenance and services revenue:
Direct and other distributors	$5,747	68%	$5,579	62%	$21,085	63%	$20,797	64%
Toshiba	2,764	32	3,355	38	12,632	37	11,639	36
Total maintenance and services revenue	$8,511	100%	$8,934	100%	$33,717	100%	$32,436	100%

Revenue by geography:
United States	$10,056		$11,266		$38,251		$48,473
Europe	3,282		3,881		10,881		11,316
Asia and Pacific	1,445		1,221		4,867		4,383
Other foreign	984		1,070		4,231		3,969
Total revenue	$15,767		$17,438		$58,230		$68,141
Export revenue as a percent of total revenue:	36%		35%		34%		29%

Operating Expense Reclassifications:

During the third quarter of 2009, the company reclassified certain items within its operating expense categories. As a result, prior period operating expense amounts have been reclassified in order to conform to the current period presentation. Expenses related to certain product development related activities were reclassified from general and administrative expense and sales and marketing expense to research and development expense, and had no effect on previously reported stockholders’ equity, net loss or net cash flows.

Quarterly operating expenses for 2008 and 2009 using the current period presentation were as follows (in thousands):

	For the Three Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	Sept 30, 2009	Dec 31, 2009

Operating expenses:
Sales and marketing	$7,439	$7,470	$6,298	$6,628	$5,440	$5,487	$5,200	$6,452
Research and development	5,091	5,225	5,422	4,617	4,002	3,953	4,245	4,132
General and administrative	3,457	3,130	3,348	3,308	2,743	2,497	2,405	2,333
Restructuring charge	—	—	—	660	—	—	—	—
Asset impairment	—	—	—	—	—	3,147	—	—
Total operating expenses	$15,987	$15,825	$15,068	$15,213	$12,185	$15,084	$11,850	$12,917

Reconciliation from GAAP results to adjusted EBITDA (in thousands):

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2009	2008	2009	2008

Adjusted EBITDA (in thousands):
Operating loss	$(1,085)	$(2,067)	$(8,011)	$(9,825)
Equity-based compensation	941	1,143	3,867	5,007
Depreciation and amortization of property and equipment	1,096	1,240	4,843	4,919
Amortization of identified intangibles	90	261	426	1,044
Asset impairment	—	—	3,147	—
Restructuring charge	—	660	—	660
Adjusted EBITDA	$1,042	$1,237	$4,272	$1,805

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